UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHIGNTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2007

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

001-31788
(Commission File Number)

DELAWARE	11-2228617
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

90 Orville Drive Bohemia, New York	11716
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.            REGULATION FD DISCLOSURE

On May 8, 2007, NBTY, Inc. issued a press release announcing preliminary unaudited sales results for the month of April, 2007. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.            FINANCIAL STATEMENT AND EXHIBITS

(c)           Exhibits

99.1         Press release issued by NBTY, Inc., dated May 8, 2007.

This Form 8-K and the attached Exhibit are furnished to comply with Item 7.01 and Item 9.01 of Form 8-K. Neither this Form 8-K not the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, not shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dult authorized.

Dated: May 8, 2007

NBTY, INC.

By:	/s/ Harvey Kamil
Harvey Kamil
President and Chief Executive Officer